UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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PUTNAM HIGH INCOME SECURITIES FUND
PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MASTER INTERMEDIATE INCOME TRUST
PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM PREMIER INCOME TRUST

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May 2014

Dear Shareholder:

It is urgent for you to vote as soon as possible on proposals that affect your investment in one or more Putnam closed-end funds.

Your shareholder meeting was adjourned in respect of certain proposals due to insufficient participation. In April, we mailed you a proxy statement requesting your vote on various fund-related proposals. The April 25, 2014 shareholder meeting to decide on these proposals for your fund(s) was adjourned in respect of certain proposals because there was insufficient participation from shareholders. This meeting will be reconvened on June 24, 2014, at 11:00 a.m. Eastern Time.

The enclosed proxy card provides three convenient ways to vote: Visit the website; fill out and return the card; or call the phone number (note that this is a touch-tone line and you will need your control number, also listed on card).

Your vote can help prevent additional requests. Remember that further solicitations increase the costs borne by all shareholders.

If you have questions or need assistance with voting your shares, please call our proxy information line at 1-800-283-5915 x8715, or contact your financial representative.

Sincerely,

288138 4/14

May 2014

Dear Shareholder:

It is urgent for you to vote as soon as possible on proposals that affect your investment in one or more Putnam closed-end funds.

Your shareholder meeting was adjourned in respect of certain proposals due to insufficient participation. In April, we mailed you a proxy statement requesting your vote on various fund-related proposals. The April 25, 2014 shareholder meeting to decide on these proposals for your fund(s) was adjourned in respect of certain proposals because there was insufficient participation from shareholders. This meeting will be reconvened on June 24, 2014, at 11:00 a.m. Eastern Time.

The enclosed proxy card provides three convenient ways to vote: Visit the website; fill out and return the card; or call the phone number (note that this is a touch-tone line and you will need your control number, also listed on card).

Your vote can help prevent additional requests. Remember that further solicitations increase the costs borne by all shareholders.

If you have questions or need assistance with voting your shares, please call our proxy information line at 1-800-283-5915, or contact your financial representative.

Sincerely,

288138 4/14